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                                                                    EXHIBIT 23.2


             Consent of Deloitte & Touche LLP, Independent Auditors

We consent to the incorporation by reference in this Registration Statement of ValiCert, Inc. on Form S-8 of our report dated January 25, 2001, appearing in the Annual Report on Form 10-K of ValiCert, Inc. for the year ended December 31, 2000.

San Jose, California                               /s/ Deloitte & Touche LLP
February 4, 2002                                   ----------------------------
                                                   Deloitte & Touche LLP